UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

NEXGEN PETROLEUM CORP.
(formerly Blackrock Petroleum Corp.)
(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 333-137460

Nevada	26-2410685
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2820 W. Charleston Blvd., Suite 22
Las Vegas, NV 89102
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (866) 446-1869

Blackrock Petroleum Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective June 5, 2008, we completed a merger with our wholly-owned subsidiary, Nexgen Petroleum Corp. As a result, we have changed our name from “Blackrock Petroleum Corp.” to “Nexgen Petroleum Corp.”

Item 7.01.  Regulation FD Disclosure

The name change became effective with NASDAQ’s Over-the-Counter Bulletin Board at the opening for trading on June 9, 2008, under the new stock symbol “NXPE”. Our new CUSIP number is 65332G 106.

Item 9.01.  Financial Statements and Exhibits.

99.1	Articles of Merger filed with the Secretary of State of Nevada on May 21, 2008 and which was effective June 5, 2008.

99.2	News Release dated June 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXGEN PETROLEUM CORP.

By: /s/ Hsien Loong Wong
Name: Hsien Loong Wong
Title: President and Director

Date: June 9, 2008